Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission (the "Report") by IC Places, Inc. (the "Registrant"), I, Steven Samblis, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Date: December 26, 2014

/s/ Steven Samblis
Steven Samblis
Chief Executive Officer
Chief Financial Officer